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                                                                     Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports dated February 12, 2002, included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-11117, 33-32527, 33-41374, 33-50438, 33-51447, 33-61335, 33-62283,
333-01667, 333-02137, 333-24869, 333-47583, 333-62661, 333-75235, 333-85051,
333-48434, 333-37390, 333-00843, 333-85133 and 333-69082.

                                          /S/  ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                             ARTHUR ANDERSEN LLP

New York, N.Y.
March 13, 2002